UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                          Date of Report: May 7, 2007


                                    VYTA CORP
                                    ---------
             (Exact name of registrant as specified in its charter)


              Nevada                 33-19598-D            84-0992908
   ----------------------------     ------------     ----------------------
   (State or other jurisdiction     (Commission          (IRS Employer
         of incorporation)          File Number)     Identification Number)


               370 17th Street, Suite 3640,Denver, Colorado 80202
               --------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)


                                 (303) 592-1010
                                 --------------
               Registrant's telephone number, including area code


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 8 - OTHER EVENTS

ITEM 8 - OTHER EVENTS


     On  May  7,  2007,  Vyta  Corp  ("the  Company"),  released a Letter to the
Shareholders. The Letter to the Shareholders was posted on the Company's website at www.vytacorp.com.
             ----------------

     A copy of the Letter to the Shareholders is attached herewith as an Exhibit.

     ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS

     (C) EXHIBITS The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of
Item  601  of  Regulation  S-B.

EXHIBIT NO.                        DESCRIPTION

  99.01         Letter to the Shareholders, dated May 7, 2007.*


--------------------
*Filed herewith


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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       VYTA CORP


                                       By:  /s/ Paul H. Metzinger
                                          --------------------------------------
                                          Paul H. Metzinger, President and Chief
                                          Executive Officer

                                       Date: May 7, 2007


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